Pax World Funds Series Trust I

Supplement dated August 16, 2016
to the Prospectus dated April 1, 2016

Effective August 16, 2016, the Prospectus will be amended, as follows:

PROSPECTUS

The first two paragraphs in the section entitled “Sustainable Investing” are replaced with the following:

Pax World Funds pursue a sustainable investing approach—investing in forward thinking companies with more sustainable business models. We identify those companies by combining rigorous financial analysis with equally rigorous sustainability or environmental, social and governance (ESG) analysis. The result, we believe, is an increased level of scrutiny that helps us construct investment portfolios made up of better-managed companies that are leaders in their industries, meet positive standards of corporate responsibility and are more focused on the long term.

Each of the Funds, other than the Sustainable Managers Funds, avoids investing in issuers that are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, our objective is to construct investment portfolios with stronger sustainability or ESG profiles than their benchmark indices, so that our shareholders may benefit from what we hope will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example:

The following sentence is added to the paragraph that begins “With respect to the ESG Beta Quality Fund…”:

The ESG scores used for the ESG Beta Quality Fund are used exclusively for securities purchased by that Fund, although the scores and the ESG indicators comprising those scores may be reviewed in connection with consideration of securities for another Pax World Fund.